UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 27, 2022

ALTITUDE INTERNATIONAL HOLDINGS, INC.

(Exact name of Registrant as specified in its Charter)

New York	000-55639	13-3778988
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

4500 SE Pine Valley Street, Port Saint Lucie, FL 34952

(Address of Principal Executive Offices)

(772) 323-0625

(Registrant’s Telephone Number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into Definitive Material Agreement.

On April 27, 2022, the Company executed a Purchase and Sale Agreement (the “Agreement”) with Sandpiper Resort Properties, Inc. and Holiday Village of Sandpiper, Inc., for the sale of its property in Port Saint Lucie, Florida (the “Property”) that includes approximately 216 acres and approximately 3,000 feet of waterfront property. The Property being sold in the Agreement is the Property on which the Company’s facilities are currently located and where the Company currently operates.

The purchase price for the Property is $55,000,000, with an initial deposit of $500,000 due within five business days of the execution of the Agreement. This deposit was delivered by the Company on May 2, 2022. The Company has until May 31, 2022 to complete its due diligence on the Property, until which time it can terminate the Agreement or elect to proceed to a closing. If the Company elects to proceed to a closing, an additional nonrefundable deposit of $500,000 is due within five days following the expiration of the due diligence period.

The Closing Date of the purchase of the Property shall occur no later than June 30, 2022, or at such earlier time as the parties agree. The Company may assign the Agreement to an affiliate of the Company no later than five days prior to the Closing Date, as long as the Company is not released of its obligations under the Agreement and the Company is responsible for any associated costs.

Item 9.01 Financial Statements and Exhibits.

10.1	Purchase and Sale Agreement executed on April 27, 2022 and dated April 25, 2022*

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or Exhibit will be furnished supplementally to the Securities and Exchange Commission upon request; provided, however that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any Attachment or Exhibit so furnished.

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTITUDE INTERNATIONAL HOLDINGS, INC.

Date:	May 3, 2022	By:	/s/ Greg Breunich
Greg Breunich
Chief Executive Officer, Acting Chief Financial Officer and Director

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